Exhibit 99.1

Independent Proxy Advisory Firms ISS and Glass Lewis Recommend Telenav Stockholders Vote “FOR” All Proposals Regarding “Go-Private” Transaction with V99

Telenav Reminds Stockholders to Vote “FOR” All Transaction-Related Proposals

SANTA CLARA, Calif. – February 8, 2021 – Telenav, Inc. (NASDAQ: TNAV), today announced that leading independent proxy advisory firms Institutional Shareholder Services, Inc. (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), recommend that Telenav stockholders vote “FOR” all proposals to be considered and voted on at Telenav’s Special Meeting of Stockholders (the “Special Meeting”) in connection with the previously announced “go-private” transaction with V99 Inc., a Delaware corporation led by HP Jin, Telenav’s Co-Founder, President and Chief Executive Officer. The Special Meeting is scheduled to be held on February 16, 2021 at 10:00 a.m. PT.

“We are pleased that both ISS and Glass Lewis support our recommendation that stockholders vote ‘FOR’ the proposal to adopt and approve the merger agreement,” said Douglas Miller, Lead Independent Director and a member of the Telenav Special Committee. “We are confident that this transaction is in the best interest of Telenav and its stockholders, and will position the Company to accelerate its journey towards a connected-car future. We strongly urge Telenav stockholders to follow the recommendations of ISS and Glass Lewis and vote ‘FOR’ all transaction-related proposals today.”

As previously announced, under the terms of the definitive merger agreement, V99 will acquire Telenav for $4.80 per share in an all cash transaction. The transaction is expected to close during the first calendar quarter of 2021, subject to customary closing conditions, including approval by Telenav stockholders, and approval by Telenav stockholders holding at least 66 and two-thirds percent of the outstanding shares owned by stockholders other than Mr. Jin, Mr. Chen, Changbin Wang, and each of their affiliates and related parties. Upon closing of the transaction, Telenav common stock will no longer be listed on any public market.

Telenav’s Special Committee and the independent and disinterested members of the Board of Directors recommend that Telenav stockholders vote “FOR” each of the proposals related to the transaction by completing and returning their proxy card, or by submitting their proxy by telephone or over the Internet. Telenav stockholders are advised that if they have any questions or need assistance in voting their shares, they should contact Telenav’s proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free).

About Telenav, Inc.

Telenav is a leading provider of connected car and location-based services, focused on transforming life on the go for people - before, during, and after every drive. Leveraging our location platform, we enable our customers to deliver custom connected car and mobile experiences. To learn more about how Telenav’s location platform powers personalized navigation, mapping, big data intelligence, social driving, and location-based advertising, visit www.telenav.com.

“Telenav” and the “Telenav” logo are registered trademarks of Telenav, Inc. Unless otherwise noted, all other trademarks, service marks, and logos used in this press release are the trademarks, service marks or logos of their respective owners.

© 2021 Telenav, Inc. All Rights Reserved.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav and the expected timing of the completion of the transaction. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including at least 66 and two-thirds percent of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; and the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99 Inc. In connection with the proposed transaction, Telenav has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), and Telenav mailed the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not intended as a substitute for the proxy statement that Telenav filed with the SEC and sent to its stockholders in connection with the proposed transaction or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. The definitive proxy statement described above contains important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction, and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials on file with SEC in connection with the proposed transaction.

TNAV-F

TNAV-C

Contacts

Bishop IR

Mike Bishop

415-894-9633

IR@telenav.com

OR

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann / Rose Temple

212-355-4449